UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2020
Livongo Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38983	26-3542036
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
150 West Evelyn Avenue, Suite 150
Mountain View, California 94041
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (866) 435-5643
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LVGO	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The annual meeting of stockholders (the “Annual Meeting”) of Livongo Health, Inc. (the “Company”) was held on May 19, 2020. Present at the Annual Meeting in person or by proxy were holders of 80,677,548 shares of the Company’s common stock, representing approximately 83.05% of the shares of common stock outstanding as of March 23, 2020, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The Company filed a definitive proxy statement pertaining to the Annual Meeting with the Securities and Exchange Commission on April 6, 2020, which describes in detail each of the proposals submitted to stockholders at the Annual Meeting. The final results for the votes regarding each proposal are set forth below.
Proposal 1 - Election of Class I Directors
The stockholders of the Company elected each of the following director nominees proposed by the Company’s Board of Directors to hold office until the Company’s 2023 annual meeting of stockholders or until their successors are elected and qualified or until such director’s earlier death, resignation or removal. The voting results for each director nominee are set forth below:

	FOR	WITHHELD	BROKER NON-VOTES
Christopher Bischoff	54,857,466	3,293,497	22,526,585
Sandra Fenwick	54,859,017	3,291,946	22,526,585
Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm
The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
80,550,683	60,732	66,133	—

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2020

Livongo Health, Inc.

By:	/s/ Lee Shapiro
Name:	Lee Shapiro
Title:	Chief Financial Officer